November 7, 2018

DREYFUS SELECT MANAGERS SMALL CAP GROWTH FUND

Supplement to Current Summary Prospectus and Prospectus

The following information supplements and supersedes and replaces any contrary information contained in the fund's summary prospectus and prospectus:

The Dreyfus Corporation ("Dreyfus"), the fund's investment adviser, assumes the portfolio allocation management responsibilities for evaluating and recommending subadvisers for the fund and determining the portion of the fund's assets to be managed by each subadviser.  Dreyfus also is responsible for monitoring and evaluating the performance of the subadvisers for the fund and recommending to the fund's board whether a subadviser should be terminated.

Stephen Kolano and Elena Goncharova are jointly and primarily responsible for the evaluation, recommendation and monitoring of subadvisers for the fund.  Mr. Kolano is the Director of Quantitative Research & Analysis for BNY Mellon Wealth Management and President of BNY Mellon Wealth Management's Investment Strategy and Solutions Group ("ISSG"), a registered investment adviser.  Ms. Goncharova is a portfolio manager and investment strategist with ISSG.  Mr. Kolano and Ms. Goncharova have been employed by The Bank of New York Mellon Corporation since 2002 and 2012, respectively.  Mr. Kolano and Ms. Goncharova also are employees of Dreyfus, each since 2018, and perform their responsibilities for the fund in their capacity as employees of Dreyfus.

6289STK1118

November 7, 2018

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Current Summary Prospectus and Prospectus

The following information supplements and supersedes and replaces any contrary information contained in the fund's summary prospectus and prospectus:

The Dreyfus Corporation ("Dreyfus"), the fund's investment adviser, assumes the portfolio allocation management responsibilities for evaluating and recommending subadvisers for the fund and determining the portion of the fund's assets to be managed by each subadviser.   Dreyfus also is responsible for monitoring and evaluating the performance of the subadvisers for the fund and recommending to the fund's board whether a subadviser should be terminated.

Stephen Kolano and Elena Goncharova are jointly and primarily responsible for the evaluation, recommendation and monitoring of subadvisers for the fund.  Mr. Kolano is the Director of Quantitative Research & Analysis for BNY Mellon Wealth Management and President of BNY Mellon Wealth Management's Investment Strategy and Solutions Group ("ISSG"), a registered investment adviser.  Ms. Goncharova is a portfolio manager and investment strategist with ISSG.  Mr. Kolano and Ms. Goncharova have been employed by The Bank of New York Mellon Corporation since 2002 and 2012, respectively.  Mr. Kolano and Ms. Goncharova also are employees of Dreyfus, each since 2018, and perform their responsibilities for the fund in their capacity as employees of Dreyfus.

November 7, 2018

DREYFUS SELECT MANAGERS SMALL CAP GROWTH FUND
DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Statement of Additional Information
dated November 1, 2017, as revised or amended, November 29, 2017,
December 29, 2017, February 1, 2018, March 1, 2018, March 29, 2018,
May 1, 2018, August 31, 2018 and September 28, 2018

The following information supplements and supersedes any contrary information contained in the fund's Statement of Additional Information:

The Manager has terminated the Portfolio Allocation Agreement between the Manager and EACM, the Portfolio Allocation Manager for the funds, effective on or about November 7, 2018. The Manager assumes the portfolio allocation management responsibilities for evaluating and recommending subadvisers for each fund and determining the portion of the fund's assets to be managed by each subadviser.  Stephen Kolano and Elena Goncharova are jointly and primarily responsible for the evaluation, recommendation and monitoring of subadvisers for each fund.  Mr. Kolano and Ms. Goncharova are members of BNY Mellon Wealth Management's Investment Strategy and Solutions Group and perform their responsibilities for each fund in their capacity as employees of the Manager.

Portfolio Manager Compensation − BNY Mellon Wealth Management.  The portfolio managers' compensation is comprised of four components:  (i) a market-based salary, (ii) an annual incentive compensation plan, (iii) a long term incentive plan and (iv) benefits that are offered to similarly situated employees of BNY Mellon-affiliated firms.

The incentive compensation plan is comprised of three components:  (1) portfolio performance, (2) individual qualitative performance and (3) the overall performance of BNY Mellon Wealth Management.  Portfolio performance is measured by one- and three-year fund and composite performance compared to the appropriate index and peer universe.  Individual qualitative performance measures contributions the participant makes to the Equity Management group, account manager/client communications and BNY Mellon Wealth Management.  Senior management may consider additional factors at its discretion.

Senior portfolio managers may be eligible to participate in the Long Term Incentive Plan of BNY Mellon Wealth Management.  A long-term incentive pool is established at the beginning of the plan year.  Eighty percent of this pool is allocated to the individual participants as target awards and the remaining 20% is held in reserve until the end of the performance period (three years).  At the end of the performance period, the 20% of the award pool that has been held in reserve may be awarded to participants at management's discretion.  Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for BNY Mellon's Elective Deferred Compensation Plan.  Individuals participating in the Long Term Incentive Plan of BNY Mellon Wealth Management are not eligible to receive stock options.

Investment professionals, including portfolio managers, may be selected to participate in BNY Mellon's Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of BNY Mellon.  The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of BNY Mellon stock on the date of grant.  Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation.  If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary. Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting, the unvested options and/or restricted stock are forfeited.

Additional Information About the Portfolio Managers.  The following table lists the number and types of accounts advised by Mr. Kolano and Ms. Goncharova, each fund's primary portfolio managers responsible for portfolio allocation management for the fund, and assets under management in those accounts as of September 30, 2018:

Primary Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Stephen Kolano	0	N/A	0	N/A	0	N/A
Elena Goncharova	0	N/A	0	N/A	0	N/A

As of the date of this Supplement, none of the portfolio managers listed above beneficially owned any shares of either fund.